Financial Statements

[Expressed in U.S. dollars]

Solx, Inc.

December 31, 2005

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of Solx, Inc.

We have audited the accompanying balance sheets of Solx, Inc. as of December 31, 2005, and the related statements of operations, change in stockholders' equity (deficiency), and cash flows for the year then ended December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The prior year's balance sheet and related statements of operations, changes in stockholders' equity and cash flows have not been audited.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Solx, Inc. at December 31, 2005 and the results of its operations and its cash flows for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has sustained substantial losses since inception, had a working capital deficiency at December 31, 2005 and lacks long-term financing, which raises substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1 to the accompanying financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Toronto, Canada                                                                                                                                                                               /s/ Ernst & Young LLP

October 27, 2006                                                                                                                                                                      Chartered Accountants

Solx, Inc.

BALANCE SHEETS
[expressed in U.S. dollars]
[Note 1- Nature of operations and going concern uncertainty]

	As at June 30, 2006 $	As at December 31, 2005 $
	[unaudited]
ASSETS
Current
Cash and cash equivalents	136,436	1,033,668
Amounts receivable	237	63,017
Inventory	318,616	274,646
Prepaid expenses	52,501	109,567
Other current assets	121,697	134,197
Total current assets	629,487	1,615,095
Fixed assets, net [note 3]	364,952	434,956
Patents and trademarks, net [note 4]	322,946	349,233
	1,317,385	2,399,284

LIABILITIES AND STOCKHOLDERS’ DEFICIENCY
Current
Accounts payable	1,049,108	1,223,017
Accrued liabilities [notes 5, 6 and 8]	285,725	177,947
Due to related parties [note 6]	2,000,000	304,900
Due to stockholders [note 5]	1,575	1,000,800
Total current liabilities	3,336,408	2,706,664
Commitments and contingencies [note 13]

Stockholders’ deficiency
Capital stock [note 9]
Common stock	2,630	2,629
Par value of $0.001 per share
Authorized: 4,000,000; Issued and outstanding:
June 30, 2006 - 2,630,254;
December 31, 2005 - 2,629,214
Convertible Series A preferred stock	271	271
Par value of $0.001 per share
Authorized: 1,000,000; Issued and outstanding:
June 30, 2006 - 271,065;
December 31, 2005 - 271,065
Additional paid-in capital	9,485,276	9,481,110
Accumulated deficit	(11,507,200)	(9,791,390)
Total stockholders’ deficiency	(2,019,023)	(307,380)
	1,317,385	2,399,284
See accompanying notes

Solx, Inc.

STATEMENTS OF OPERATIONS
[expressed in U.S. dollars except number of shares]

	For the six months ended June 30,		For the year ended December 31,
	2006 $	2005 $	2005 $
	[unaudited]	[unaudited]

Sales	44,075	—	91,301
	44,075	—	91,301
Cost of goods
Cost of sales	30,364	—	100,500
Royalty costs [notes 5 and 13]	13,275	12,500	25,800
	43,639	12,500	126,300
Gross margin (loss)	436	(12,500)	(34,999)

Operating expenses
General and administrative	636,852	399,477	959,131
Clinical and regulatory	774,556	796,300	1,858,999
Sales and marketing	234,351	367,950	780,485
	1,645,759	1,563,727	3,598,615
Loss from operations	(1,645,323)	(1,576,227)	(3,633,614)
Other income / expense
Interest income	4,615	14,174	17,191
Interest expense [note 6]	(74,349)	(8,171)	(20,516)
Other	(753)	9,274	(4,331)
	(70,487)	15,277	(7,656)
Net loss for the period	(1,715,810)	(1,560,950)	(3,641,270)

Weighted average number of common shares outstanding - basic and diluted	2,629,210	2,621,178	2,622,330
Net loss per share - basic and diluted [note 11]	$(0.65)	$(0.60)	$(1.39)

See accompanying notes

Solx, Inc.

STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICIENCY)
[expressed in U.S. dollars except number of shares]

	Voting common stock at par value		Series A convertible preferred stock at par value		Additional paid-in capital	Accumulated deficit	Stockholders’ deficiency
	Shares issued		Shares issued
	#	$	#	$	$	$	$
Balance, December 31, 2004 [unaudited]	2,620,451	2,620	271,065	271	9,364,945	(6,150,120)	3,217,716
Stock issued	8,763	9	—	—	116,165	—	116,174
Net loss for the period	—	—	—	—	—	(3,641,270)	(3,641,270)
Balance, December 31, 2005	2,629,214	2,629	271,065	271	9,481,110	(9,791,390)	(307,380)
Stock issued [unaudited]	1,040	1	—	—	4,166	—	4,167
Net loss for the period [unaudited]	—	—	—	—	—	(1,715,810)	(1,715,810)
Balance, June 30, 2006 [unaudited]	2,630,254	2,630	271,065	271	9,485,276	(11,507,200)	(2,019,023)

See accompanying notes

Solx, Inc.

STATEMENTS OF CASH FLOWS
[expressed in U.S. dollars]

	For the six months ended June 30,		For the year ended December 31,
	2006 $	2005 $	2005 $
	[unaudited]	[unaudited]

OPERATING ACTIVITIES
Net loss for the period	(1,715,810)	(1,560,950)	(3,641,270)
Adjustments to reconcile net loss to cash used in operating activities:
Amortization of fixed assets	105,443	20,496	193,024
Amortization of patents and trademarks	33,204	20,679	68,276
Loss on decline of net realizable value of inventory	—	—	22,000
Gain on sale of fixed assets	—	—	(10,000)
Net change in non-cash working capital balances related to operations [note 10]	27,187	(243,579)	950,688
Cash used in operating activities	(1,549,976)	(1,763,354)	(2,417,283)
INVESTING ACTIVITIES
Proceeds on sale of fixed assets	—	—	10,000
Additions to fixed assets	(35,439)	(51,380)	(591,875)
Additions to patents and trademarks	(6,917)	(9,075)	(26,956)
Cash used in investing activities	(42,356)	(60,455)	(608,831)
FINANCING ACTIVITIES
(Repayment) proceeds from stockholder loan	(1,000,000)	—	1,000,000
Proceeds from related party loan	2,000,000	—	190,000
Repayment of amounts due to related parties	(304,900)	—	—
Cash provided by financing activities	695,100	—	1,199,706
Net decrease in cash and cash equivalents during the period	(897,232)	(1,823,809)	(1,836,112)
Cash and cash equivalents, beginning of period	1,033,668	2,869,780	2,869,780
Cash and cash equivalents, end of period	136,436	1,045,971	1,033,668

See accompanying notes

1. NATURE OF OPERATIONS AND GOING CONCERN UNCERTAINTY

Nature of Operations

Solx, Inc. (“SOLX” or the “Company”) is a medical device company that has developed a system for the treatment of glaucoma. The DeepLight®790 Glaucoma Treatment System (“SOLX Glaucoma System”) includes the DeepLight®790 Titanium Sapphire Laser (“SOLX DeepLight® 790”) and the Gold Micro-Shunt (“SOLX GMS™”) which can be used separately or together to provide patients with multiple options for maximum intraocular pressure, or IOP, reduction. The SOLX DeepLight® 790 was approved for sale in the European Union in December 2005.

The SOLX GMS™ is a 24-karat gold ultra-thin implant that is approximately one-third the thickness of a human hair. This device is not a tube, but a flat plate designed for implantation through a single microincision. It contains numerous microtubular channels that bridge the anterior chamber and suprachoroidal space, maximizing uveoscleral outflow to reduce IOP. The SOLX GMS™ rests permanently in the suprachoroidal space and cannot be felt by the patient. It is biocompatible, physically inert and has been shown to eliminate the formation of scar tissue.

The Company owns, has licensed or applied for patents relating to the components of the SOLX Glaucoma System.

The Company received Conformité Européene, or CE Mark approval of the components of its SOLX Glaucoma System in October 2005. The Company is currently seeking to obtain United States Food and Drug Administration approval to market the components of the SOLX Glaucoma System in the United States. The components of the SOLX Glaucoma System are currently the subject of two randomized, multi-center studies in the United States. Health Canada approval for the SOLX DeepLight® 790 was received by the Company in March 2006.

Going Concern Uncertainty

The financial statements have been prepared on the basis that the Company will continue as a going concern. The Company has sustained substantial losses since inception. The Company’s cash position at its current level of operating activity is insufficient to cover operating costs for the foreseeable future. The Company’s working capital deficiency at June 30, 2006 was $2,706,921 (December 31, 2005 - $1,091,569). Historically, the Company has obtained financing from certain of its previous significant stockholders. As a result, there is substantial doubt about its ability to continue as a going concern.

The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Solx, Inc.

NOTES TO FINANCIAL STATEMENTS
[expressed in U.S. dollars, unless otherwise noted]
[Information as at June 30, 2006 and for the six months ended
June 30, 2006 and 2005 is unaudited.]

December 31, 2005

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared by management in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”).

Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Revenue recognition

The Company recognizes revenue from the sale of the SOLX DeepLight® 790 and the SOLX GMS™. The Company sells directly to physicians and also through distributors. Revenue is reported net of distributors’ commissions.

Revenue is recognized when persuasive evidence of an arrangement exists, delivery has occurred, the selling price is fixed or determinable, and collectibility is reasonably assured. During the year ended December 31, 2005, the Company did not recognize as revenue $129,400 in sales of lasers that were shipped during the year due to collectibility not being reasonably assured

Cost of sales

Cost of sales includes the cost of sales and any related royalty costs. The Company’s cost of sales consists primarily of costs for the manufacture of the SOLX DeepLight® 790 and SOLX GMS™, including the costs the Company incurs for freight and shipping, inventory management and regulatory costs associated with ISO certification.

Cash and Cash Equivalents

Cash and cash equivalents consist of commercial accounts and money market funds and are carried at cost, which approximates fair value. Items are considered to be cash equivalents if the original maturity is three months or less.

Inventory

Inventory is recorded at the lower of cost and net realizable value and consists of finished goods. Cost is accounted for on a first-in, first-out basis.

Solx, Inc.

NOTES TO FINANCIAL STATEMENTS
[expressed in U.S. dollars, unless otherwise noted]
[Information as at June 30, 2006 and for the six months ended
June 30, 2006 and 2005 is unaudited.]

December 31, 2005

Fixed assets

Fixed assets are recorded at cost less accumulated amortization. Expenditures which substantially increase the useful lives of the fixed assets are capitalized. Maintenance, repairs and minor renewals are expensed when incurred. When property and equipment is sold or otherwise disposed of, the asset account and related accumulated amortization account are removed, and any gain or loss is included in operations. Once placed in service, depreciable assets are amortized over their estimated useful lives using the straight-line method. The useful lives for purposes of computing amortization are as follows:

Medical equipment1 - 3 years
Computer equipment and software3 years
Office equipment2 - 3 years

Patents and trademarks

Patents and trademarks are recorded at historical cost and are amortized using the straight-line method over their estimated useful lives, not to exceed 10 years.

Impairment of long-lived assets

The Company reviews its fixed assets and patents and trademarks for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset might not be recoverable. When such an event occurs, management estimates the future undiscounted cash flows expected to result from the use of the asset and its eventual disposition. In the event the undiscounted cash flows are less than the carrying amount of the asset, an impairment loss equal to the excess of the carrying amount over the fair value is charged to operations.

Foreign currency translation

The Company’s functional and reporting currency is the U.S. dollar. Monetary assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates in effect at the balance sheet dates, and non-monetary assets and liabilities are translated at exchange rates in effect on the date of the transaction. Revenue and expenses are translated into U.S. dollars at average exchange rates prevailing during the year resulting and exchange gains and losses are included in operations and are not material in any of the periods presented.

Clinical and regulatory costs

Clinical and regulatory costs attributable to the performance of contract services are recognized as the services are performed. Non-refundable up-front fees payable in connection with these contracted services are deferred and included in prepaid expenses when paid. These up-front fees are recognized as an expense on a straight-line basis over the estimated term of the related contract.

Solx, Inc.

NOTES TO FINANCIAL STATEMENTS
[expressed in U.S. dollars, unless otherwise noted]
[Information as at June 30, 2006 and for the six months ended
June 30, 2006 and 2005 is unaudited.]

December 31, 2005

Income taxes

The Company uses the liability method of accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the income tax basis of assets and liabilities and their carrying amounts for financial reporting purposes at the applicable enacted statutory tax rates. Deferred tax assets are reduced by a valuation allowance if, based on the weight of available evidence, it is not more likely than not that some portion or all of the deferred tax assets will be realized.

Stock-based compensation

On January 1, 2006, the Company adopted the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 123R, “Share-Based Payments” (“SFAS No. 123R”), which revised SFAS No. 123, “Accounting for Stock-Based Compensation”, and supersedes Accounting Principles Board “APB” Opinion No. 25, “Accounting for Stock Issued to Employees” (“APB No. 25”). SFAS No. 123R requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values. The pro forma disclosures previously permitted under SFAS No. 123 are no longer an alternative to financial statement recognition. The Company has selected the Black-Scholes option-pricing model as its method of determining the fair value for its awards and will recognize compensation cost on a straight-line basis over the awards’ vesting periods. SFAS No. 123R is effective at the beginning of the first interim or annual period beginning after June 15, 2005. In April 2005, the United States Securities and Exchange Commission (“SEC”) announced the adoption of a new rule that amends the compliance dates for SFAS No. 123R. The SEC's new rule allows companies to implement SFAS No. 123R at the beginning of their next fiscal year, instead of the next reporting period that begins after June 15, 2005. Accordingly, the Company is required to adopt SFAS No. 123R beginning January 1, 2006.

The Company has selected the Black-Scholes option-pricing model as its method of determining the fair value for its awards and will recognize compensation cost on a straight-line basis over the awards' vesting periods. The Company expects that the adoption of SFAS No. 123R will have a material impact on its results of operations.

During the six months ended June 30, 2006, the Company did not grant stock options to any of its employees. All options granted in prior periods were fully vested as at December 31, 2004. Accordingly, the effect on net loss from expensing the fair value of outstanding unvested options is nil for the six months ended June 30, 2006.

Prior to the adoption of SFAS No. 123R, the Company applied the provisions of SFAS No. 123, which allowed companies either to expense the estimated fair value of employee stock options or to follow the intrinsic value method as set forth in APB No. 25 but required companies to disclose the pro forma effects on net loss as if the fair value of the options had been expensed. The Company elected to apply APB No. 25 in accounting for its employee stock options.

During the six months ended June 30, 2005 and the year ended December 31, 2005, the Company did not grant stock options to any of its employees. All options granted in prior periods were fully vested as at December 31, 2004. Accordingly, the pro forma effect on net loss from expensing the fair value of outstanding unvested options is nil for each of the six months ended June 30, 2005 and for the year ended December 31, 2005.

Net loss per share

The Company follows SFAS No. 128, “Earnings Per Share” (“SFAS No. 128”). In accordance with SFAS No. 128, companies that are publicly held or have complex capital structures are required to present basic and diluted earnings per share (“EPS”) on the statement of operation. Basic EPS excludes dilution and is computed by dividing net loss available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted and the resulting additional shares are dilutive because their inclusion decreases the amount of EPS.

Comprehensive Income

The Company follows SFAS No. 130, “Reporting Comprehensive Income” (“SFAS No. 130”). SFAS No. 130 establishes standards for reporting and presentation of comprehensive income and its components in a full set of financial statements. SFAS No. 130 requires only additional disclosures in the financial statements and does not affect the Company's financial position or results of operations. For each of the payments presented, comprehensive income (loss) is consistent with reported loss.

Recent accounting pronouncements

In May 2005, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 154, “Accounting Changes and Error Corrections” (“SFAS No. 154”) which replaces APB No. 20, “Accounting Changes” and SFAS No. 3, “Reporting Accounting Changes in Interim Financial Statements - An Amendment of APB Opinion No. 28”. SFAS No. 154 provides guidance on the accounting for and reporting of accounting changes and error corrections. It establishes retrospective application, or the earliest practicable date, as the required method for reporting a change in accounting policy and restatement with respect to the reporting of a correction of an error. SFAS No. 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005 and is required to be adopted by the Company beginning January 1, 2006. The adoption of SFAS No. 154 did not have a material impact on the Company's results of operations or financial condition.

In June 2005, FASB issued a FASB Staff Position (“FSP”) interpreting FASB Statement 143, “Accounting for Asset Retirement Obligations”, specifically FSP 143-2, “Accounting for Electronic Equipment Waste Obligations” (“FSP 143-1”). FSP 143-1 addresses the accounting for obligations associated with Directive 2002/96/EC, Waste Electrical and Electronic Equipment, which was adopted by the European Union (“EU”). The FSP provides guidance on how to account for the effects of the Directive but only with respect to historical waste associated with products placed on the market on or before August 13, 2005. FSP 143-1 is effective on the later of the first reporting period ending after June 8, 2005 and or the date of the adoption of the law by the applicable EU-member country. The adoption of FSP 143-1 did not have a material impact on the Company's results of operations or financial condition.

In June 2005, the EITF reached a consensus on Issue No. 05-06, “Determining the Amortization Period for Leasehold Improvements” (“EITF 05-06”). EITF 05-06 provides guidance for determining the amortization period used for leasehold improvements acquired in a business combination or purchased after the inception of a lease, collectively referred to as subsequently acquired leasehold improvements. EITF 05-06 provides that the amortization period used for the subsequently acquired leasehold improvements to be the lesser of (a) the subsequently acquired leasehold improvements’ useful lives and (b) a period that reflects renewals that are reasonably assured upon the acquisition or purchase. EITF 05-06 is effective on a prospective basis for subsequently acquired leasehold improvements purchased or acquired in periods beginning after the date of the FASB's ratification, which was on June 29, 2005. The adoption of EITF 05-06 did not have a material impact on the Company's results of operations or financial condition.

In November 2004, FASB issued SFAS No. 151, “Inventory Costs - An Amendment of ARB No. 43, Chapter 4” (“SFAS No. 151”). SFAS No. 151 requires that items such as idle facility expense, excessive spoilage, double freight and rehandling costs be excluded from the cost of inventory and expensed as incurred. Additionally, SFAS No. 151 requires that the allocation of fixed overheads be based on the normal capacity of the production facilities. SFAS No. 151 is effective for fiscal years beginning after June 15, 2005. The Company is currently evaluating the effect that the adoption of SFAS No. 151 will have on the its results of operations or financial condition.

In December 2004, FASB issued SFAS No. 153, “Exchanges of Non-monetary Assets - An Amendment of APB Opinion No. 29, Accounting for Non-monetary Transactions” (“SFAS No. 153”). SFAS No. 153 eliminates the exception from fair value measurement for non-monetary exchanges of similar productive assets and replaces it with an exception for exchanges that do not have commercial substance. SFAS No. 153 specifies that a non-monetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. SFAS No. 153 is effective for the fiscal years beginning after June 15, 2005. The adoption of SFAS No. 153 did not have a material impact on the Company's results of operations or financial condition.

3. FIXED ASSETS

	June 30, 2006		December 31, 2005
	Cost $	Accumulated Amortization $	Cost $	Accumulated Amortization $
Medical equipment	750,871	438,910	743,232	343,036
Computer equipment and software	80,674	31,148	54,174	23,283
Office equipment	7,507	4,042	6,207	2,338
	839,052	474,100	803,613	368,657
Less accumulated amortization	474,100		368,657
	364,952		434,956

Solx, Inc.

NOTES TO FINANCIAL STATEMENTS
[expressed in U.S. dollars, unless otherwise noted]
[Information as at June 30, 2006 and for the six months ended
June 30, 2006 and 2005 is unaudited.]

December 31, 2005

4. PATENTS AND TRADEMARKS

	June 30, 2006		December 31, 2005
	Cost $	Accumulated Amortization $	Cost $	Accumulated Amortization $

Patents and trademarks	716,664	393,718	709,747	360,514
Less accumulated amortization	393,718		360,514
	322,946		349,233

Estimated amortization expense for patents and trademarks for each of the next five years are as follows:
	Patents $	Trademarks $	Total $
2006	66,000	500	66,500
2007	68,000	1,000	69,000
2008	68,000	1,000	69,000
2009	68,000	1,000	69,000
2010	70,000	1,000	71,000
	340,000	4,500	344,500

5. DUE TO STOCKHOLDERS

	June 30, 2006 $	December 31, 2005 $

Due to Boston Scientific Corporation [i]	—	1,000,000
Due to Candela Corporation [ii]	1,575	800
	1,575	1,000,800

[i]On December 21, 2005, Boston Scientific Corporation (“BSC”), the Company’s sole preferred stockholder, advanced the Company a loan in the principal amount of $1,000,000 at an annual interest rate equal to the prime rate plus 1%. The accrued interest payable on this note as at December 31, 2005 was $3,901 and is included within accrued liabilities. The note, together with the accrued interest of $22,753, was repaid by the Company on April 6, 2006 as a result of the funding provided by OccuLogix, Inc. (“OccuLogix”) [see notes 6 and 13].

[ii]In June 2000, the Company entered into a Patent License Agreement with Candela Corporation (“Candela”) to obtain the exclusive license to U.S. Patent No.08/781,504 and No. 6,059,772. In accordance with the agreement, the Company is required to make royalty payments to Candela of 2.0% of SOLX DeepLight® 790 sales worldwide plus an annual royalty payment of $25,000, and to Dr. Shlomo Melamed, 1.5% of SOLX DeepLight® 790 sales in the United States. The annual royalty payment to Candela is payable by January 31 of each year and is included in prepaid expenses when paid and expensed on a straight-line basis throughout the year. During the six months ended June 30, 2006 and 2005 and the year ended December 31, 2005, the Company paid $12,500, $12,500 and $25,000, respectively, to Candela as royalty fees. With respect to this, $1,575 and $800 is outstanding as at June 30, 2006 and December 31, 2005 respectively. As at June 30, 2006, on a fully diluted basis, Candela had a 19.9% equity interest in the Company [see note 13].

6. RELATED PARTY TRANSATIONS

The following are the Company’s related party balances in addition to those disclosed in notes 5 and 13.

	June 30, 2006 $	December 31, 2005 $

Due to OccuLogix, Inc. [i]	2,000,000	—
Due to Doug Adams [ii]	—	214,900
Due to Susan Adams [iii]	—	90,000
	2,000,000	304,900

[i]On April 1, 2006, OccuLogix advanced a loan to the Company in the principal amount of $2,000,000 at an annual interest rate equal to prime rate plus 2%. The accrued interest payable on this note as at June 30, 2006 was $47,192, and is included within accrued liabilities. The note is due and payable in October 2006 [see notes 8 and 14].

[ii]On August 1, 2003, Doug Adams, President and CEO of SOLX, advanced a loan to the Company in the principal amount of $24,900 at an annual interest rate equal to two times the prime rate. Interest is compounded semi-annually. Accrued interest on the loan as at December 31, 2005 is $6,847 and is included within accrued liabilities. The loan, together with the accrued interest of $7,735, was repaid on March 29, 2006. In addition, as at December 31, 2005, Doug Adams had approximately $190,000 in unpaid salary. The amount is non-interest bearing and was paid by the Company on March 31, 2006.

[iii] On July 15, 2003, Susan Adams (Spouse of Doug Adams) advanced a loan to the Company in the principal amount of $157,994 at an annual interest rate equal to two times the prime rate. Interest is accrued monthly and compounded semi-annually. An amount of $67,994 was paid by the Company on December 14, 2004. The balance outstanding as at December 31, 2005 is $90,000. The accrued interest on this loan as at December 31, 2005 was $48,977 and is included within the accrued liabilities. The loan was repaid by the Company along with the accrued interest on March 29, 2006.

Solx, Inc.

NOTES TO FINANCIAL STATEMENTS
[expressed in U.S. dollars, unless otherwise noted]
[Information as at June 30, 2006 and for the six months ended
June 30, 2006 and 2005 is unaudited.]

December 31, 2005

Included in the statements of operations are the following related party transactions:

	For the six months ended June 30,		For the year ended December 31,
	2006 $	2005 $	2005 $

General and administrative
Rental expense - Boston University [iv]	26,353	19,248	38,496
Clinical and regulatory
Laboratory space and equipment rental - Boston University [iv]	—	6,487	12,975
Interest expense
Susan Adams	4,733	6,615	15,022
Doug Adams	1,115	1,556	5,494
Boston Scientific Corporation	21,309	—	—
OccuLogix	47,192	—	—
	74,349	8,171	20,516

[iv] This accrued obligation was settled through the issue of common stock [see note 5].

7. INCOME TAXES

Significant components of the Company's deferred tax assets and liabilities as at December 31, 2005 are as follows:

December 31, 2005 $

Deferred tax assets
Accruals and other	3,000
General business credit	193,000
Net operating loss carryforwards	2,078,000
Start up costs	1,496,000
Stock options	171,000
Fixed assets	59,000
4,000,000
Valuation allowance	(3,988,000)
Deferred tax assets	12,000
Deferred tax liability
Patents and trademarks	(12,000)
Net deferred tax	—

The following is a reconciliation of the recovery of income taxes between those that are expected, based on substantively enacted tax rates and laws, to those currently reported:

For the year ended December 31, 2005
$

Expected recovery at statutory rates	(1,496,000)
Non-deductible expenses	1,000
Other	(4,000)
Change in valuation allowance	1,499,000
Tax provision	—

The Company has current and prior year operating losses available to reduce taxable income and taxes payable in future years and, if not utilized, will expire as follows:

$

2021	526,981
2022	753,556
2023	498,017
2024	815,429
2025	1,287,000
3,705,000

8. ACCRUED LIABILITIES

	June 30, 2006 $	December 31, 2005 $

Due to professionals	—	9,726
Due to clinical trial sites	109,915	110,785
Due to clinical trial specialists	78,323	—
Due to employees and directors	21,250	1,846
Due to OccuLogix,	47,192	—
Miscellaneous	29,045	55,590
	285,725	177,947

Solx, Inc.

NOTES TO FINANCIAL STATEMENTS
[expressed in U.S. dollars, unless otherwise noted]
[Information as at June 30, 2006 and for the six months ended
June 30, 2006 and 2005 is unaudited.]

December 31, 2005

9. CAPITAL STOCK

[a] Authorized share capital

The Company is authorized to issue up to 4,000,000 shares of common stock, each with a par value of $0.001 per share. In addition, the Company is authorized to issue up to 1,000,000 shares of preferred stock, each with a par value of $0.001 per share.

[b]Series A convertible preferred stock

The holders of the Series A convertible preferred stock are entitled to one vote per share on an “as-converted to common stock” basis. Each Series A convertible preferred stock is entitled to receive dividend pro rata with the holders of common stock based on the relative number of shares of common stock into which the Series A preferred stock is convertible as of the date the dividend becomes payable. Each Series A convertible preferred stock is entitled to a liquidation preference of $20.4595 before any distribution or payment is made to holders of common stock of the Company. There is no redemption date associated with the Company’s convertible preferred stock. The total value of the liquidation preference is approxmatley $5.5 million.

On June 17, 2004, the Company issued 97,754 shares of Series A convertible preferred stock to BSC for gross cash proceeds of $2,000,000. Additional investments by BSC in the Company was to be made upon the successful completion of certain milestones by the Company. On December 3, 2004, the Company completed the first milestone; accordingly BSC invested an additional $3,000,000 to purchase an additional 173,311 shares of the Company’s Series A convertible preferred stock. No other milestones were achieved by the Company. In connection with the acquisition of the Company by OccuLogix, each outstanding Series A convertible preferred stock was converted into 20.4595 shares of common stock of the Company on August 31, 2006 [see note 14]. The series A convertible preferred stock is convertible at a rate of one to one.

[c]Common stock

On December 22, 2005, the Company consummated two separate lease agreements with Boston University for the rental of office and laboratory space and equipments in the amounts of $51,471 and $54,997, for the years ended December 31, 2005 and 2006, respectively. In connection with these agreements, the Company issued 2,541 and 2,558 shares of common stock.

On December 22, 2005, the Company issued 1,245 shares of common stock to Candela in conjunction with the anti-dilution clause included in the Patent License Agreement between the Company and Candela.

The Company also issued a total of 2,509 shares of commons stock to a consultant in exchange for services valued at $9,706. The common stock was issued at what management believed to be the fair value of the services received.

 [d]Stock Option Plan

Under the 2000 Stock Option Plan (the “Stock Option Plan”), up to 400,000 options are available for grant to employees, directors and consultants. There were no options granted during the six months ended June 30, 2006 and the year ended December 31, 2005. As at June 30, 2006 and December 31, 2005, 121,786 options were outstanding and exercisable with a weighted average exercise price of $0.52. Weighted average remaining contractual life as at June 30, 2006 and December 31, 2005 was 7.2 years and 7.7 years, respectively. Prior to the acquisition of SOLX by OccuLogix [see note 14], all outstanding options were either exercised or cancelled.

10. SUPPLEMENTAL CASH FLOW INFORMATION

The net change in non-cash working capital balances related to operations consists of the following:

	For the six months ended June 30,		For the year ended December 31,
	2006 $	2005 $	2005 $

Amounts receivable	62,780	(12,039)	(63,017)
Inventory	(43,970)	(372,460)	172,082
Prepaid expenses	57,066	84,804	332,840
Other assets	12,500	—	(134,197)
Accounts payable	(173,909)	26,746	712,235
Accrued liabilities [note 8]	111,945	29,370	(70,055)
Due to stockholder [note 5]	775	—	800
Total	27,187	(243,579)	950,688

Solx, Inc.

NOTES TO FINANCIAL STATEMENTS
[expressed in U.S. dollars, unless otherwise noted]
[Information as at June 30, 2006 and for the six months ended
June 30, 2006 and 2005 is unaudited.]

December 31, 2005

The following table lists those items that have been excluded from the statement of cash flows as they relate to non-cash transactions and additional cash flow information:

	For the six months ended June 30,		For the year ended December 31, 2005 $
	2006 $	2005 $
Non-cash investing and financing activities
Common stock issued to prepaid rent	—	—	106,468
Common stock issued to pay consulting fees	—	4,704	9,706

Additional cash flow information
Interest paid	(79,465)	—	—

Non-cash transaction:

Prepaid expense includes $54,997 related to 2006 rental expense paid by the issuance of common stock of the Company to Boston University.

11. LOSS PER SHARE

The following table presents the potentially dilutive effects of outstanding securities:

	For the six months ended June 30,		For the year ended December 31,
	2006 #	2005 #	2005 #

Weighted average number of common shares outstanding - basic	2,629,210	2,621,178	2,622,330
Effect of dilutive securities:
Convertible preferred stock	271,065	271,065	271,065
Stock options	121,786	121,786	121,786
Weighted average number of shares outstanding - fully diluted	3,022,061	3,014,029	3,015,181

Potentially dilutive securities have not been used in the calculation of diluted loss per share as they are anti-dilutive.

Solx, Inc.

NOTES TO FINANCIAL STATEMENTS
[expressed in U.S. dollars, unless otherwise noted]
[Information as at June 30, 2006 and for the six months ended
June 30, 2006 and 2005 is unaudited.]

December 31, 2005

12. SEGMENT INFORMATION

The Company operates in a single reportable segment, the ophthalmic device industry, focusing on the treatment of glaucoma.

For the periods presented, the Company’s revenue was earned mainly in Germany and France.

Although the Company has generated all of its revenue in Europe, the Company’s fixed assets and patents and trademarks are primarily located in the United States, with plans for application internationally.

13. COMMITMENTS AND CONTINGENCIES

Commitments

In June 2000, the Company entered into a Patent License Agreement with Candela to obtain the exclusive license to U.S. Patent No.08/781,504 and No. 6,059,772. In accordance with the Company is required to make royalty payments to Candela of 2.0% of SOLX DeepLight® 790 sales worldwide plus an annual royalty payment of $25,000, and to Dr. Shlomo Melamed, 1.5% of SOLX DeepLight® 790 sales in the United States. The annual royalty payment to Candela is payable by January 31 of each year [see note 5].

Future minimum royalty payments under the agreement for the next five years as at December 31, 2005 are approximately as follows:

$
2006	25,000
2007	25,000
2008	25,000
2009	25,000
2010	25,000
125,000

On December 2, 2002, the Company entered into an agreement with Cynosure, Inc. (“Cynosure”) for the purchase of 100 lasers. As at June 30, 2006, SOLX has purchased a total of 16 lasers from Cynosure. Under the terms of the agreement, the first 25 lasers purchased can be purchased at a price of $39,000 each. The price of the remaining 75 lasers will be negotiated at the time of purchase. The commitment to purchase these lasers is at the discretion of the Company and not subject to any time constraints.

As part of this agreement, the Company is obligated to issue additional shares of common stock to Cynosure such that, Cynosure will continue to maintain a 19.9% ownership of the Company on a fully diluted basis.

Contingencies

During the ordinary course of business activities, the Company may be contingently liable for litigation and a party to claims. Although it is not possible to estimate the extent of potential costs and losses, if any, management believes that the ultimate resolution of any such contingencies will not have a material adverse effect on the financial condition and results of operations of the Company.

14. SUBSEQUENT EVENT

On August 1, 2006, the Company signed a definitive agreement to be acquired by OccuLogix. Under the terms of the agreement, the Company will be acquired by OccuLogix by way of a merger of the Company and a newly incorporated subsidiary of OccuLogix. Prior to the signing of this agreement, on April 1, 2006, OccuLogix advanced a loan to the Company in the principal amount of $2,000,000 [note 6]. In connection with this transaction, on August 1, 2006, OccuLogix provided the Company with a $240,000 bridge loan. The transaction closed on September 1, 2006 and the stockholders of the Company were granted 8,399,983 shares of OccuLogix common stock and $7,000,000 in cash. The stockholders of the Company will be entitled to additional payments of $3,000,000 and $5,000,000 in cash on the first and second anniversaries of September 1,2006 , respectively. In addition, should the Company receive approval from the United States Food and Drug Adminstartion for the marketing and sale of the SOLX GMS™ on or prior to December 31, 2007, the stockholders of the Company will receive an additional $5,000,000 in cash.